UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

IDW Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34355	26-4831346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-438-3385

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	IDW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2021, Idea and Design Works, LLC (“IDW Publishing”), a subsidiary of IDW Media Holdings, Inc. (the “Registrant”), entered into a letter agreement (the “Amendment”) amending its Distribution Agreement with Penguin Random House Publisher Services, a division of Penguin Random House LLC (“Penguin Random House Publisher Services”), dated June 20, 2016.

Pursuant to the Amendment, commencing June 1, 2022, Penguin Random House Publisher Services will (1)  provide warehousing, customer service, order fulfilment, shipping, returns processing, billing/collections, customer credit management, sales, sales reporting, stock control and Web-access to sales and inventory information for IDW Publishing’s single issue comic books and other products manufactured by IDW Publishing and intended for distribution to the direct market and (2) maintain and operate a .biz retailer website for the provision of such services to IDW Publishing.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, as redacted, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.1*	Letter Agreement, dated June 15, 2021, between the Company and Penguin Random House Publisher Services.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Denotes that fees, payment terms and other competitively sensitive business terms have been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDW MEDIA HOLDINGS, INC.

By:	/s/ Ezra Y. Rosensaft
Name:	Ezra Y. Rosensaft
Title:	Chief Executive Officer

Dated: September 30, 2021

EXHIBIT INDEX

Exhibit No.	Document
10.1*	Letter Agreement, dated June 15, 2021, between the Company and Penguin Random House Publisher Services.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Denotes that fees, payment terms and other competitively sensitive business terms have been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

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